PARKER-HANNIFIN CORPORATION

                      REGISTRATION STATEMENT ON FORM S-3

                             POWER OF ATTORNEY

     Parker-Hannifin Corporation, an Ohio corporation (the "Corporation"), hereby constitutes and appoints, Duane E. Collins, Michael J. Hiemstra, Joseph D. Whiteman, Timothy K. Pistell, Thomas A. Piraino and Kevin D. Cramer and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the Corporation, for it and in its name, place and stead, to execute and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of debt securities (the "Securities") of the Corporation, with any and all amendments, supplements and exhibits thereto (including pre-effective and post-effective amendments or supplements), to execute and file any and all other applications or other documents to be filed with the Commission and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto each such attorney to have full power to act with or without the others, and to have full power and authority to do and perform, in the name and on behalf of the Corporation, every act whatsoever necessary, advisable or appropriate to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     EXECUTED as of April 11, 1996.



                                     PARKER-HANNIFIN CORPORATION



                                     By: /s/ Joseph D. Whiteman
                                         Name:  Joseph D. Whiteman
                                         Title: Vice President, General Counsel
                                                 and Secretary

                         DIRECTORS AND OFFICERS OF
                        PARKER-HANNIFIN CORPORATION

                     REGISTRATION STATEMENT ON FORM S-3

                              POWER OF ATTORNEY

     The undersigned directors and officers of Parker-Hannifin Corporation, an Ohio corporation, do hereby constitute and appoint, Duane E. Collins, Michael J. Hiemstra, Joseph D. Whiteman, Timothy K. Pistell, Thomas A. Piraino and Kevin D. Cramer and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him/her and in his/her name, place and stead, to execute and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of debt securities (the "Securities") of the Corporation, with any and all amendments, supplements and exhibits thereto (including pre-effective and post-effective amendments or supplements), to execute and file any and all other applications or other documents to be filed with the Commission and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto each such attorney to have full power to act with or without the others, and to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary, advisable or appropriate to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

      EXECUTED as of April 11, 1996.



/s/ Duane E. Collins                   /s/ Patrick S. Parker
Duane E. Collins, President,           Patrick S. Parker,
Chief Executive Officer and Director   Chairman of the Board of Directors
(Principal Executive Officer)

                                       /s/ John G. Breen
/s/ Michael J. Heimstra                John G. Breen, Director
Michael J. Hiemstra, Vice-President-
Finance and Administration
(Principal Financial Officer)          /s/ Paul C. Ely, Jr.
                                       Paul C. Ely, Jr., Director

/s/ Harold C. Gueritey, Jr.
Harold C. Gueritey, Jr., Controller    /s/ Allen H. Ford
(Principal Accounting Officer)         Allen H. Ford, Director

                                       /s/ Frank A. LePage
                                       Frank A. LePage, Director

                                       /s/ Peter W. Likins
                                       Peter W. Likins, Director

                                       /s/ Allen L. Rayfield
                                       Allen L. Rayfield, Director

                                       /s/ Paul G. Schloemer
                                       Paul G. Schloemer, Director

                                       /s/ Wolfgang R. Schmitt
                                       Wolfgang R. Schmitt, Director

                                       /s/ Dennis W. Sullivan
                                       Dennis W. Sullivan, Director

                                       /s/ Stephanie A. Streeter
                                       Stephanie A. Streeter, Director

                                       /s/ Dr. Walter Siepp
                                       Dr. Walter Siepp, Director